                                                                   EXHIBIT 10.18

                   BOISE CASCADE OFFICE PRODUCTS CORPORATION
                         KEY EXECUTIVE PERFORMANCE PLAN

1996 Payout Criteria Based on Economic Value Added (EVA)

Economic Value Added (EVA(R)) is a registered trademark of Stern
Stewart & Co., and they have assisted Boise Cascade Office Products in developing this incentive plan.


                        PAYOUT AS A PERCENT OF SALARY
  Improvement                                   PRESIDENT
    in EVA               CEO        COO/CFO     RELIABLE       VP
---------------       -------      --------    --------      -----
  Less than
$(34,054,000)           0.0%          0.0%        0.0%        0.0%
$(26,000,000)          12.6%          9.5%        8.4%        7.4%
$(22,884,000)          17.4%         13.1%       11.6%       10.2%
$(22,883,999)          47.4%         35.6%       31.6%       27.7%
$(13,000,000)          62.4%         46.8%       41.6%       36.4%
$          0          122.4%         91.8%       81.6%       71.4%
$  6,500,000          152.4%        114.3%      101.6%       88.9%
$ 13,000,000          162.4%        121.8%      108.2%       94.7%


- For Improvement in EVA in excess of $13 Million, the payout increases proportionally to the increase from $6.5 Million to $13 Million.

- The payout is interpolated on a straight line for Improvement in EVA not shown in the table.

EVA =                    Net Operating Profit Before Tax -
                         Capital Charge

Net Operating Profit
Before Tax (NOPBT)* =    Income from operating assets
                         +    Imputed interest of capitalized
                              lease obligations
                         -    Amortization of restructuring
                              losses

* Unusual nonrecurring and nonoperating income or expense items do not affect NOPBT

Capital Charge =         EVA Capital x 16%

EVA Capital** =          Operating Capital
                         +    Imputed capital value of lease
                              obligations
                         -    Gain from the sale of assets
                         +    Unamortized restructuring losses

  ** Nonrecurring and nonoperating losses do not affect Operating
     Capital. There may be adjustments to Operating Capital for strategic investments subject to approval by the Compensation Committee of the Board.

                                                                   EXHIBIT 10.18


                   BOISE CASCADE OFFICE PRODUCTS CORPORATION
                         KEY EXECUTIVE PERFORMANCE PLAN

1997 Payout Criteria Based on Economic Value Added (EVA)

Economic Value Added (EVA(R)) is a registered trademark of Stern
Stewart & Co., and they have assisted Boise Cascade Office Products in developing this incentive plan.

                        PAYOUT AS A PERCENT OF SALARY
 Improvement                                    PRESIDENT
   in EVA               CEO         COO/CFO     RELIABLE       VP
--------------        -------       -------     --------      -----
   Less than
$(47,329,996)           0.0%          0.0%        0.0%        0.0%
$(23,729,000)          19.9%         14.9%       13.2%       11.6%
$(23,728,999)          49.9%         37.4%       33.2%       29.1%
$(21,000,000)          52.5%         39.3%       35.0%       30.6%
$          0          112.5%         84.3%       75.0%       65.6%
$ 10,500,000          122.4%         91.8%       81.6%       71.4%


- For Improvement in EVA in excess of $10.5 Million, the payout increases proportionally to the increase from $0 Million to $10.5 Million.

- The payout is interpolated on a straight line for Improvement in EVA not shown in the table.

EVA =                    Net Operating Profit Before Tax -
                         Capital Charge

Net Operating Profit
Before Tax (NOPBT)* =    Income from operating assets
                         +    Imputed interest of capitalized
                              lease obligations
                         -    Amortization of restructuring
                              losses

* Unusual nonrecurring and nonoperating income or expense items do not affect NOPBT

Capital Charge =         EVA Capital x 16%

EVA Capital** =          Operating Capital
                         +    Imputed capital value of lease
                              obligations
                         -    Gain from the sale of assets
                         +    Unamortized restructuring losses



  ** Nonrecurring and nonoperating losses do not affect Operating
     Capital. There may be adjustments to Operating Capital for strategic investments subject to approval by the Compensation Committee of the Board.